                                POWER OF ATTORNEY

We, the undersigned officers of The Lincoln National Life Insurance Company (the Company), hereby revoke all powers of attorney authorizing any person to act as attorney-in-fact relative to Lincoln Life Variable Annuity Account N (the Separate Account), which were previously executed by us and do hereby severally constitute and appoint Ronald L. Stopher, G. Michael Antrobus and Rise C. M. Taylor, our true and lawful attorneys-in-fact, with full power in each of them to sign for us, in our name and in the capacities indicated below, any and all amendments to Registration Statement No. 811-08517 filed with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933, on behalf of the Company in its own name or in the name of the Separate Account, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendment to that Registration Statement.

Officer:                        Title:                                                Executed On:
--------                        ------                                                ------------
/s/ Jon A. Boscia               President and Director                                1/30/03
---------------------------     (Principal Executive Officer)                         ------------
Jon A. Boscia

/s/ Janet Chrzan                Senior Vice President, Chief Financial Officer and    1/29/03
---------------------------     Director (Principal Accounting Officer and            ------------
Janet Chrzan                    Principal Financial Officer)


/s/ John H. Gotta               Executive Vice President, Chief Executive Officer     1/31/03
---------------------------     of Life Insurance and Director                        ------------
John H. Gotta

                                Executive Vice President, Chief Executive Officer     ------------
---------------------------     of Lincoln Retirement and Director
Lorry J. Stensrud

/s/ Jude T. Driscoll            Director                                              2/10/03
---------------------------                                                           ------------
Jude T. Driscoll

/s/ Barbara S. Kowalczyk        Director                                              2/4/03
---------------------------                                                           ------------
Barbara S. Kowalczyk

/s/ See Yeng Quek               Chief Investment Officer and Director                 1/29/03
---------------------------                                                           ------------
See Yeng Quek

/s/ Richard C. Vaughan          Director                                              1/30/03
---------------------------                                                           ------------
Richard C. Vaughan

STATE OF PENNSYLVANIA   )
                        ) SS:
COUNTY OF PHILADELPHIA  )

     On this 30th day of January, 2003, before me, a Notary Public, in and for said county and state, personally appeared Jon A. Boscia, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                     /s/ Sara A. Hudson
                                                     ---------------------------
                                                     Notary Public

My Commission Expires: 12/12/2005



STATE OF INDIANA  )
                  ) SS:
COUNTY OF ALLEN   )

     On this 29 day of January, 2003, before me, a Notary Public, in and for said county and state, personally appeared Janet Chrzan, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that she executed the same.

                                                     /s/ Janet A. Bell
                                                     ---------------------------
                                                     Notary Public

My Commission Expires: 3/13/08



STATE OF CONNECTICUT    )
                        ) SS:
COUNTY OF HARTFORD      )

     On this 31/st/ day of January, 2003, before me, a Notary Public, in and for said county and state, personally appeared John H. Gotta, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                     /s/ Martha Jarvis
                                                     ---------------------------
                                                     Notary Public

My Commission Expires: Sep. 30, 2007



STATE OF INDIANA  )
                  ) SS:
COUNTY OF ALLEN   )

     On this ______ day of ________, 2003, before me, a Notary Public, in and for said county and state, personally appeared Lorry J. Stensrud, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.


                                                     ---------------------------
                                                      Notary Public

My Commission Expires: ________________

STATE OF PENNSYLVANIA   )
                        ) SS:
COUNTY OF PHILADELPHIA  )

     On this 10/th/ day of February, 2003, before me, a Notary Public, in and for said county and state, personally appeared Jude T. Driscoll, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                    /s/ Kenneth E. Crockett, Sr.
                                                    ----------------------------
                                                    Notary Public

My Commission Expires: 9/20/04



STATE OF PENNSYLVANIA   )
                        ) SS:
COUNTY OF PHILADELPHIA  )

     On this 4th day of February, 2003, before me, a Notary Public, in and for said county and state, personally appeared Barbara S. Kowalczyk, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that she executed the same.

                                                    /s/ Sharon M. Scotese
                                                    ----------------------------
                                                    Notary Public

My Commission Expires: Sept. 6, 2004



STATE OF PENNSYLVANIA   )
                        ) SS:
COUNTY OF PHILADELPHIA  )

     On this 29th day of January, 2003, before me, a Notary Public, in and for said county and state, personally appeared See Yeng Quek, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                    /s/ Joann Murphy
                                                    ----------------------------
                                                    Notary Public

My Commission Expires: October 31, 2005



STATE OF PENNSYLVANIA   )
                        ) SS:
COUNTY OF PHILADELPHIA  )

     On this 30th day of January, 2003, before me, a Notary Public, in and for said county and state, personally appeared Richard C. Vaughan, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                    /s/ Sara A. Hudson
                                                    ----------------------------
                                                    Notary Public

My Commission Expires: 12/12/2005